UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2004 (September 15, 2004)

DYNAMEX INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21057	86-0712225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1870 Crown Drive	75234
Dallas, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(214) 561-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 15, 2004, the Company’s Board of Directors elected David P. Fortune, age 41, to the position of Corporate Controller. Mr. Fortune’s primary responsibilities include management of general accounting, budget, payroll and financial reporting.

Mr. Fortune is a Certified Public Accountant, licensed in Texas. Previously, Mr. Fortune was Corporate Controller for Behringer Harvard Funds, a group of publicly registered real estate funds from 2003 to 2004. From 1999 to 2003, Mr. Fortune was the Director of Financial Reporting and Corporate Controller for US Restaurant Properties, Inc., a publicly traded real estate investment trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNAMEX INC.

Dated: September 20, 2004	By:	/s/Ray E. Schmitz

Ray E. Schmitz Vice President and Chief Financial Officer